EXHIBIT 7

Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

1

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Institution Name	WELLS FARGO BANK, NATIONAL ASSOCIATION
City	SIOUX FALLS
State	SD
Zip Code	57104
Call Report Quarter End Date	12/31/2006
Report Type	031
RSSD-ID	451965
FDIC Certificate Number	3511
OCC Charter Number	1741
ABA Routing Number	121000248
Last updated on	1/30/2007

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR - Not Reported, CONF - Confidential

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	2

Bank Demographic Information

Dollar amounts in thousands

1. Reporting date	RCON9999	20061231	1.
2. FDIC certificate number	RSSD9050	3511	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Sioux Falls	4.
5. State abbreviation	RSSD9200	SD	5.
6. Zip code	RSSD9220	57104	6.

(RSSD9017) Wells Fargo Bank, National Association

Contact Information

Dollar amounts in thousands

1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	3

Dollar amounts in thousands

4. Telephone	TEXTC440	CONF	4.a.4.
5. FAX	TEXTC441	CONF	4.a.5.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
5. FAX	TEXTC446	CONF	4.b.5.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
5. FAX	TEXTC874	CONF	4.c.5.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
5. FAX	TEXTC879	CONF	4.d.5.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands

1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980	NR	2.

Schedule RI - Income Statement

Dollar amounts in thousands

1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate	RIAD4011	13,085,000	1.a.1.a.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	326,000	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	3,435,000	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	935,000	1.a.1.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	2,398,000	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	0	1.a.1.e.
f. All other loans in domestic offices	RIADB487	988,000	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	3,000	1.a.2.
3. Total interest and fee income on loans	RIAD4010	21,170,000	1.a.3.
b. Income from lease financing receivables	RIAD4065	191,000	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	78,000	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	12,000	1.d.1.
2. Mortgage-backed securities	RIADB489	2,604,000	1.d.2.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	4

Dollar amounts in thousands

3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	430,000	1.d.3.
e. Interest income from trading assets	RIAD4069	56,000	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	251,000	1.f.
g. Other interest income	RIAD4518	46,000	1.g.
h. Total interest income	RIAD4107	24,838,000	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	123,000	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	3,230,000	2.a.1.b.1.
2. Time deposits of $100,000 or more	RIADA517	2,153,000	2.a.1.b.2.
3. Time deposits of less than $100,000	RIADA518	788,000	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	1,762,000	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	649,000	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	209,000	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	464,000	2.d.
e. Total interest expense	RIAD4073	9,378,000	2.e.
3. Net interest income	RIAD4074	15,460,000	3.
4. Provision for loan and lease losses	RIAD4230	860,000	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	982,000	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	2,685,000	5.b.
c. Trading revenue	RIADA220	392,000	5.c.
d. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADB490	427,000	5.d.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	912,000	5.f.
g. Net securitization income	RIADB493	399,000	5.g.
h. Not available			5.h.
1. Underwriting income from insurance and reinsurance activities	RIADC386	87,000	5.h.1.
2. Income from other insurance activities	RIADC387	3,000	5.h.2.
i. Net gains (losses) on sales of loans and leases	RIAD5416	1,389,000	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	2,000	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	-9,000	5.k.
l. Other noninterest income	RIADB497	4,279,000	5.l.
m. Total noninterest income	RIAD4079	11,548,000	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	60,000	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	9,177,000	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	2,290,000	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	127,000	7.c.2.
d. Other noninterest expense	RIAD4092	4,627,000	7.d.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	5

Dollar amounts in thousands

e. Total noninterest expense	RIAD4093	16,221,000	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments	RIAD4301	9,987,000	8.
9. Applicable income taxes (on item 8)	RIAD4302	3,588,000	9.
10. Income (loss) before extraordinary items and other adjustments	RIAD4300	6,399,000	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss)	RIAD4340	6,399,000	12.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	10,000	M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	364,000	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	34,000	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	88,000	M.4.
5. Number of full-time equivalent employees at end of current period	RIAD4150	127119	M.5.
6. Not applicable			M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments):			M.8.
a. Interest rate exposures	RIAD8757	106,000	M.8.a.
b. Foreign exchange exposures	RIAD8758	242,000	M.8.b.
c. Equity security and index exposures	RIAD8759	24,000	M.8.c.
d. Commodity and other exposures	RIAD8760	20,000	M.8.d.
9. Not applicable			M.9.
10. Credit losses on derivatives	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.

Schedule RI-A - Changes in Equity Capital

Dollar amounts in thousands

1.Total equity capital most recently reported for the December 31, 2005, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	35,771,000	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles	RIADB507	101,000	2.
3. Balance end of previous calendar year as restated	RIADB508	35,872,000	3.
4. Net income (loss)	RIAD4340	6,399,000	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	22,000	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	58,000	7.
8. Cash dividends declared on preferred stock	RIAD4470	0	8.
9. Cash dividends declared on common stock	RIAD4460	2,200,000	9.
10. Other comprehensive income	RIADB511	119,000	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.
12. Total equity capital end of current period	RIAD3210	40,270,000	12.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date	(Column B) Recoveries Calendar year-to-date

1. Loans secured by real estate:			1.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 6

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date

a. Construction, land development, and other land loans in domestic offices	RIAD3582	2,000	RIAD3583	3,000	1.a.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	111,000	RIAD5412	21,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	39,000	RIADC217	8,000	1.c.2.a.
b. Secured by junior liens	RIADC235	22,000	RIADC218	8,000	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	11,000	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices	RIAD3590	4,000	RIAD3591	8,000	1.e.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To U.S. banks and other U.S. depository institutions	RIAD4653	0	RIAD4663	0	2.a.
b. To foreign banks	RIAD4654	0	RIAD4664	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	18,000	RIAD4665	6,000	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	257,000	RIAD4617	79,000	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	1,000	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	253,000	RIADB515	51,000	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	505,000	RIADB517	141,000	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	27,000	RIAD4628	6,000	7.
8. Lease financing receivables:					8.
a. To U.S. addressees (domicile)	RIAD4658	5,000	RIAD4668	4,000	8.a.
b. To non-U.S. addressees (domicile)	RIAD4659	0	RIAD4669	0	8.b.
9. Total	RIAD4635	1,244,000	RIAD4605	346,000	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands

4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	52,000	M.4.

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands

1. Balance most recently reported for the December 31, 2005, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	2,122,000	1.
2. Recoveries	RIAD4605	346,000	2.
3. Charge-offs	RIADC079	1,244,000	3.
4. Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 7

Dollar amounts in thousands

5. Provision for loan and lease losses	RIAD4230	860,000	5.
6. Adjustments	RIADC233	4,000	6.
7. Balance end of current period	RIAD3123	2,088,000	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	0	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	15,000	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

Schedule RI-D - Income from Foreign Offices

Dollar amounts in thousands

1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices	RIADC901	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale securities in foreign offices	RIADC906	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Extraordinary items and other adjustments, net of income taxes, in foreign offices	RIADC910	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense	RIADC911	0	10.
11. Internal allocations of income and expense applicable to foreign offices	RIADC912	0	11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices	RIADC914	0	13.

Schedule RI-E - Explanations

Dollar amounts in thousands

1. Other noninterest income (from Schedule RI, item 5.l):			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Disclose component and the dollar amount of that component:			1.f.
1. Describe component	TEXT4461	Card Fees	1.f.1.
2. Amount of component	RIAD4461	1,432,000	1.f.2.
g. Disclose component and the dollar amount of that component:			1.g.
1. Describe component	TEXT4462	Operating Leases	1.g.1.
2. Amount of component	RIAD4462	783,000	1.g.2.
h. Disclose component and the dollar amount of that component:			1.h.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 8

Dollar amounts in thousands

1. Describe component	TEXT4463	Charges and fees on loans	1.h.1.
2. Amount of component	RIAD4463	634,000	1.h.2.
2. Other noninterest expense (from Schedule RI, item 7.d):			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	397,000	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	0	2.g.
h. Disclose component and the dollar amount of that component:			2.h.
1. Describe component	TEXT4464	Operating Leases	2.h.1.
2. Amount of component	RIAD4464	630,000	2.h.2.
i. Disclose component and the dollar amount of that component:			2.i.
1. Describe component	TEXT4467	Contract Services	2.i.1.
2. Amount of component	RIAD4467	567,000	2.i.2.
j. Disclose component and the dollar amount of that component:			2.j.
1. Describe component	TEXT4468	Click here for value	2.j.1.
2. Amount of component	RIAD4468	465,000	2.j.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469	NR	3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487	NR	3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489	NR	3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526	Adoption of FAS 156	4.a.1.
2. Amount of component	RIADB526	101,000	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527	NR	4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	NR	5.a.1.
2. Amount of component	RIAD4498	0	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 9

Dollar amounts in thousands

1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521	Merger of various entities	6.a.1.
2. Amount of component	RIAD4521	4,000	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522	NR	6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations:			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769	NR	7.b.

(TEXT4468) Other Professional Services

Schedule RC - Balance Sheet

Dollar amounts in thousands

1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCFD0081	15,071,000	1.a.
b. Interest-bearing balances	RCFD0071	1,332,000	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	0	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	37,720,000	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	4,141,000	3.a.
b. Securities purchased under agreements to resell	RCFDB989	1,130,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	33,751,000	4.a.
b. Loans and leases, net of unearned income	RCFDB528	252,936,000	4.b.
c. Allowance for loan and lease losses	RCFD3123	2,088,000	4.c.
d. Loans and leases, net of unearned income and allowance	RCFDB529	250,848,000	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	3,060,000	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	4,045,000	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	557,000	7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCFD2130	419,000	8.
9. Not applicable			9.
10. Intangible assets:			10.
a. Goodwill	RCFD3163	8,995,000	10.a.
b. Other intangible assets (from Schedule RC-M)	RCFD0426	18,458,000	10.b.
11. Other assets (from Schedule RC-F)	RCFD2160	19,144,000	11.
12. Total assets	RCFD2170	398,671,000	12.
13. Deposits:			13.
a. In domestic offices	RCON2200	272,350,000	13.a.
1. Noninterest-bearing	RCON6631	76,347,000	13.a.1.
2. Interest-bearing	RCON6636	196,003,000	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	39,196,000	13.b.
1. Noninterest-bearing	RCFN6631	12,000	13.b.1.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 10

Dollar amounts in thousands

2. Interest-bearing	RCFN6636	39,184,000	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices	RCONB993	4,271,000	14.a.
b. Securities sold under agreements to repurchase	RCFDB995	5,631,000	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	2,145,000	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	7,119,000	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCFD3200	10,164,000	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	17,464,000	20.
21. Total liabilities	RCFD2948	358,340,000	21.
22. Minority interest in consolidated subsidiaries	RCFD3000	61,000	22.
23. Perpetual preferred stock and related surplus	RCFD3838	0	23.
24. Common stock	RCFD3230	520,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	24,751,000	25.
26. Not available			26.
a. Retained earnings	RCFD3632	14,549,000	26.a.
b. Accumulated other comprehensive income	RCFDB530	450,000	26.b.
27. Other equity capital components	RCFDA130	0	27.
28. Total equity capital	RCFD3210	40,270,000	28.
29. Total liabilities, minority interest, and equity capital	RCFD3300	398,671,000	29.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2005

	RCFD6724	NR	M.1.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices

1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	14,424,000			1.
a. Cash items in process of collection and unposted debits			RCON0020	11,123,000	1.a.
b. Currency and coin			RCON0080	3,295,000	1.b.
2. Balances due from depository institutions in the U.S			RCON0082	366,000	2.
a. U.S. branches and agencies of foreign banks (including their IBFs)	RCFD0083	1,000			2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S. (including their IBFs)	RCFD0085	366,000			2.b.
3. Balances due from banks in foreign countries and foreign central banks			RCON0070	1,289,000	3.
a. Foreign branches of other U.S. banks	RCFD0073	1,154,000			3.a.
b. Other banks in foreign countries and foreign central banks	RCFD0074	159,000			3.b.
4. Balances due from Federal Reserve Banks	RCFD0090	299,000	RCON0090	298,000	4.
5. Total	RCFD0010	16,403,000	RCON0010	16,371,000	5.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	11

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value

	RCFD0211	RCFD0213	RCFD1286	RCFD1287
1. U.S. Treasury securities	0	0	219,000	219,000	1.

2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCFD1289	RCFD1290	RCFD1291	RCFD1293
a. Issued by U.S. Government agencies	0	0	8,000	8,000	2.a.
	RCFD1294	RCFD1295	RCFD1297	RCFD1298
b. Issued by U.S. Government-sponsored agencies	0	0	23,000	23,000	2.b.
	RCFD8496	RCFD8497	RCFD8498	RCFD8499
3. Securities issued by states and political subdivisions in the U.S.	0	0	1,529,000	1,604,000	3.

4. Mortgage-backed securities (MBS):					4.

a. Pass-through securities:					4.a.
	RCFD1698	RCFD1699	RCFD1701	RCFD1702
1. Guaranteed by GNMA	0	0	1,269,000	1,325,000	4.a.1.
	RCFD1703	RCFD1705	RCFD1706	RCFD1707
2. Issued by FNMA and FHLMC	0	0	25,281,000	25,708,000	4.a.2.
	RCFD1709	RCFD1710	RCFD1711	RCFD1713
3. Other pass-through securities	0	0	0	0	4.a.3.

b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
	RCFD1714	RCFD1715	RCFD1716	RCFD1717
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	25,000	25,000	4.b.1.
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or	RCFD1718	RCFD1719	RCFD1731	RCFD1732
GNMA	0	0	0	0	4.b.2.
	RCFD1733	RCFD1734	RCFD1735	RCFD1736
3. All other mortgage-backed securities	0	0	3,876,000	3,923,000	4.b.3.
	RCFDC026	RCFDC988	RCFDC989	RCFDC027
5. Asset-backed securities (ABS)	0	0	3,602,000	3,604,000	5.

6. Other debt securities:					6.
	RCFD1737	RCFD1738	RCFD1739	RCFD1741
a. Other domestic debt securities	0	0	1,175,000	1,199,000	6.a.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	12

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value

	RCFD1742	RCFD1743	RCFD1744	RCFD1746
b. Foreign debt securities	0	0	76,000	82,000	6.b.
7. Investments in mutual funds and other equity securities with readily determinable			RCFDA510	RCFDA511
fair values			0	0	7.
	RCFD1754	RCFD1771	RCFD1772	RCFD1773
8. Total	0	0	37,083,000	37,720,000	8.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	13

Schedule RC-B - Securities

Dollar amounts in thousands

1. Pledged securities	RCFD0416	32,538,000	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCFDA549	203,000	M.2.a.1.
2. Over three months through 12 months	RCFDA550	202,000	M.2.a.2.
3. Over one year through three years	RCFDA551	272,000	M.2.a.3.
4. Over three years through five years	RCFDA552	3,746,000	M.2.a.4.
5. Over five years through 15 years	RCFDA553	1,478,000	M.2.a.5.
6. Over 15 years	RCFDA554	937,000	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA555	71,000	M.2.b.1.
2. Over three months through 12 months	RCFDA556	11,000	M.2.b.2.
3. Over one year through three years	RCFDA557	9,000	M.2.b.3.
4. Over three years through five years	RCFDA558	13,000	M.2.b.4.
5. Over five years through 15 years	RCFDA559	49,000	M.2.b.5.
6. Over 15 years	RCFDA560	26,776,000	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCFDA561	41,000	M.2.c.1.
2. Over three years	RCFDA562	3,907,000	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	311,000	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	14

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value

5. Asset-backed securities (ABS):					M.5.
	RCFDB838	RCFDB839	RCFDB840	RCFDB841
a. Credit card receivables	0	0	5,000	5,000	M.5.a.
	RCFDB842	RCFDB843	RCFDB844	RCFDB845
b. Home equity lines	0	0	0	0	M.5.b.
	RCFDB846	RCFDB847	RCFDB848	RCFDB849
c. Automobile loans	0	0	5,000	5,000	M.5.c.
	RCFDB850	RCFDB851	RCFDB852	RCFDB853
d. Other consumer loans	0	0	0	0	M.5.d.
	RCFDB854	RCFDB855	RCFDB856	RCFDB857
e. Commercial and industrial loans	0	0	188,000	190,000	M.5.e.
	RCFDB858	RCFDB859	RCFDB860	RCFDB861
f. Other	0	0	3,404,000	3,404,000	M.5.f.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	15

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices

1. Loans secured by real estate	RCFD1410	172,385,000			1.
a. Construction, land development, and other land loans			RCON1415	15,869,000	1.a.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	1,664,000	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	61,790,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	50,481,000	1.c.2.a.
b. Secured by junior liens			RCON5368	15,090,000	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	2,604,000	1.d.
e. Secured by nonfarm nonresidential properties			RCON1480	24,887,000	1.e.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S.			RCONB531	8,548,000	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	0			2.a.1.
2. To other commercial banks in the U.S.	RCFDB533	8,551,000			2.a.2.
b. To other depository institutions in the U.S.	RCFDB534	21,000	RCONB534	21,000	2.b.
c. To banks in foreign countries			RCONB535	1,404,000	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	1,421,000			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	5,133,000	RCON1590	5,133,000	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	46,620,000	RCON1763	46,616,000	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	475,000	RCON1764	450,000	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	7,589,000	RCONB538	7,589,000	6.a.
b. Other revolving credit plans	RCFDB539	2,442,000	RCONB539	2,442,000	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)	RCFD2011	31,038,000	RCON2011	31,037,000	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	0	RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.	RCFD2107	817,000	RCON2107	817,000	8.
9. Other loans	RCFD1563	6,116,000			9.
a. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	961,000	9.a.
b. All other loans (exclude consumer loans)			RCON1564	5,155,000	9.b.
10. Lease financing receivables (net of unearned income)			RCON2165	4,079,000	10.
a. Of U.S. addressees (domicile)	RCFD2182	4,079,000			10.a.
b. Of non-U.S. addressees (domicile)	RCFD2183	0			10.b.
11. Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases, net of unearned income	RCFD2122	286,687,000	RCON2122	286,637,000	12.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	16

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands

1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and other personal expenditures)	RCFD1616	3,000	M.1.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.

a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCONA564	30,240,000	M.2.a.1.
2. Over three months through 12 months	RCONA565	3,894,000	M.2.a.2.
3. Over one year through three years	RCONA566	1,163,000	M.2.a.3.
4. Over three years through five years	RCONA567	1,989,000	M.2.a.4.
5. Over five years through 15 years	RCONA568	5,093,000	M.2.a.5.
6. Over 15 years	RCONA569	7,939,000	M.2.a.6.

b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:

			M.2.b.
1. Three months or less	RCFDA570	131,602,000	M.2.b.1.
2. Over three months through 12 months	RCFDA571	7,808,000	M.2.b.2.
3. Over one year through three years	RCFDA572	35,970,000	M.2.b.3.
4. Over three years through five years	RCFDA573	18,169,000	M.2.b.4.
5. Over five years through 15 years	RCFDA574	34,106,000	M.2.b.5.
6. Over 15 years	RCFDA575	7,805,000	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	111,641,000	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A	RCFD2746	6,767,000	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	17,726,000	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, item 1, column A)	RCFDB837	41,000	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	111,000	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):			M.7.
a. Outstanding balance	RCFDC779	5,000	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	5,000	M.7.b.

Schedule RC-C, Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less	RCON6999	NR	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, item 1.e, column B	RCON5562	NR	2.a.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	17

Dollar amounts in thousands

b. “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B	RCON5563	NR	2.b.

Schedule RC-C, Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding

3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, item 1.e, column B:					3.
a. With original amounts of $100,000 or less	RCON5564	NR	RCON5565	NR	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	NR	RCON5567	NR	3.b.
c. With original amounts of more than $250,000 through $1,000,000.	RCON5568	NR	RCON5569	NR	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	NR	RCON5571	NR	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	NR	RCON5573	NR	4.b.
c. With original amounts of more than $250,000 through $1,000,000..	RCON5574	NR	RCON5575	NR	4.c.

Schedule RC-C, Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less	RCON6860	NR	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B	RCON5577	NR	6.b.

Schedule RC-C, Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding

7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	18

Schedule RC-D - Trading Assets and Liabilities
Dollar amounts in thousands

1. U.S. Treasury securities in domestic offices	RCON3531	34,000	1.
2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities)	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S. in domestic offices	RCON3533	4,000	3.
4. Mortgage-backed securities (MBS) in domestic offices:			4.
a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCON3534	111,000	4.a.
b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCON3535	0	4.b.
c. All other mortgage-backed securities	RCON3536	0	4.c.
5. Other debt securities in domestic offices	RCON3537	1,000	5.
6. Not applicable			6.
7. Not appliable			7.
8. Not applicable			8.
9. Other trading assets in domestic offices	RCON3541	391,000	9.
10. Trading assets in foreign offices	RCFN3542	0	10.
11. Derivatives with a positive fair value:			11.
a. In domestic offices	RCON3543	2,519,000	11.a.
b. In foreign offices	RCFN3543	0	11.b.
12. Total trading assets	RCFD3545	3,060,000	12.
13. Liability for short positions	RCFD3546	118,000	13.
14. Derivatives with a negative fair value	RCFD3547	2,027,000	14.
15. Total trading liabilities	RCFD3548	2,145,000	15.

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)	(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)	(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549		RCONB550
	19,617,000		236,735,000	1.
	RCON2202		RCON2520
2. U.S. Government	49,000		14,000	2.
	RCON2203		RCON2530
3. States and political subdivisions in the U.S	529,000		7,056,000	3.
	RCONB551		RCONB552
4. Commercial banks and other depository institutions in the U.S	3,366,000		4,194,000	4.
	RCON2213		RCON2236
5. Banks in foreign countries	0		790,000	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216		RCON2377
	0		0	6.
	RCON2215	RCON2210	RCON2385
7. Total	23,561,000	20,023,000	248,789,000	7.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	19

Schedule RC-E Part I - Deposits in Domestic Offices
Dollar amounts in thousands

1. Selected components of total deposits:			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	4,055,000	M.1.a.
b. Total brokered deposits	RCON2365	11,427,000	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Issued in denominations of less than $100,000	RCON2343	0	M.1.c.1.
2. Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000 or less	RCON2344	714,000	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	0	M.1.d.1.
2. Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONA244	10,578,000	M.1.d.2.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)	RCON5590	5,405,000	M.1.e.
2. Components of total nontransaction accounts:			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	107,015,000	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	89,194,000	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	24,733,000	M.2.b.
c. Total time deposits of $100,000 or more	RCON2604	27,847,000	M.2.c.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	7,864,000	M.3.a.1.
2. Over three months through 12 months	RCONA580	12,461,000	M.3.a.2.
3. Over one year through three years	RCONA581	3,354,000	M.3.a.3.
4. Over three years	RCONA582	1,054,000	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	20,325,000	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	16,690,000	M.4.a.1.
2. Over three months through 12 months	RCONA585	9,337,000	M.4.a.2.
3. Over one year through three years	RCONA586	1,407,000	M.4.a.3.
4. Over three years	RCONA587	413,000	M.4.a.4.
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONA242	26,027,000	M.4.b.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs
Dollar amounts in thousands

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	34,346,000	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	405,000	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	834,000	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	3,611,000	4.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	20

Dollar amounts in thousands

5. U.S. Government and states and political subdivisions in the U.S	RCFNB555	0	5.
6. Total	RCFN2200	39,196,000	6.
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 6 above)	RCFNA245	38,630,000	M.1.

Schedule RC-F - Other Assets
Dollar amounts in thousands

1. Accrued interest receivable	RCFDB556	2,009,000	1.
2. Net deferred tax assets	RCFD2148	0	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCFDA519	348,000	3.a.
b. Other financial assets	RCFDA520	12,000	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCFD1752	1,143,000	4.
5. Life insurance assets	RCFDC009	3,693,000	5.
6. All other assets	RCFD2168	11,939,000	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCFDC436	0	6.d.
e. Disclose component and the dollar amount of that component:			6.e.
1. Describe component	TEXT3549	Accounts Receivable	6.e.1.
2. Amount of component	RCFD3549	3,800,000	6.e.2.
f. Disclose component and the dollar amount of that component:			6.f.
1. Describe component	TEXT3550	Auto Operating Leases	6.f.1.
2. Amount of component	RCFD3550	3,091,000	6.f.2.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3551	NR	6.g.1.
2. Amount of component	RCFD3551	0	6.g.2.
7. Total	RCFD2160	19,144,000	7.

Schedule RC-G - Other Liabilities
Dollar amounts in thousands

1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices	RCON3645	541,000	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	4,946,000	1.b.
2. Net deferred tax liabilities	RCFD3049	6,849,000	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	125,000	3.
4. All other liabilities	RCFD2938	5,003,000	4.
a. Accounts payable	RCFD3066	3,780,000	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	NR	4.e.1.
2. Amount of component	RCFD3552	0	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553	NR	4.f.1.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	21

Dollar amounts in thousands

2. Amount of component	RCFD3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554	NR	4.g.1.
2. Amount of component	RCFD3554	0	4.g.2.
5. Total	RCFD2930	17,464,000	5.

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices
Dollar amounts in thousands

1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	1,130,000	3.
4. Securities sold under agreements to repurchase	RCONB995	5,631,000	4.
5. Other borrowed money	RCON3190	7,119,000	5.
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	39,202,000	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	398,546,000	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	319,013,000	9.
10. U.S. Treasury securities	RCON1039	219,000	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON1041	31,000	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON1042	1,529,000	12.
13. Mortgage-backed securities (MBS):			13.
a. Pass-through securities:			13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1043	26,550,000	13.a.1.
2. Other pass-through securities	RCON1044	0	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):			13.b.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1209	25,000	13.b.1.
2. All other mortgage-backed securities	RCON1280	3,876,000	13.b.2.
14. Other domestic debt securities (include domestic asset-backed securities)	RCON1281	4,777,000	14.
15. Foreign debt securities (include foreign asset-backed securities)	RCON1282	76,000	15.
16. Investments in mutual funds and other equity securities with readily determinable fair values	RCONA510	0	16.
17.Total amortized (historical) cost of both held-to-maturity and available-for-sale securities	RCON1374	37,083,000	17.
18. Equity securities that do not have readily determinable fair values	RCON1752	1,143,000	18.

Schedule RC-I - Assets and Liabilities of IBFs
Dollar amounts in thousands

1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	10,000	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	1,000	2.

Schedule RC-K - Quarterly Averages
Dollar amounts in thousands

1. Interest-bearing balances due from depository institutions	RCFD3381	2,112,000	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCFDB558	256,000	2.
3. Mortgage-backed securities	RCFDB559	35,651,000	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCFDB560	6,660,000	4.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	22

Dollar amounts in thousands

5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	8,340,000	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	281,918,000	6.a.1.
2. Loans secured by real estate	RCON3385	174,792,000	6.a.2.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	4,634,000	6.a.3.
4. Commercial and industrial loans	RCON3387	45,017,000	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	6,993,000	6.a.5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	33,279,000	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	61,000	6.b.
7. Trading assets	RCFD3401	3,711,000	7.
8. Lease financing receivables (net of unearned income)	RCFD3484	3,951,000	8.
9. Total assets	RCFD3368	401,966,000	9.
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	4,476,000	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	192,335,000	11.a.
b. Time deposits of $100,000 or more	RCONA514	33,515,000	11.b.
c. Time deposits of less than $100,000	RCONA529	24,173,000	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	39,151,000	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	11,400,000	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	3,847,000	14.

Schedule RC-L - Derivatives and Off-Balance Sheet Items
Dollar amounts in thousands

1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCFD3814	53,154,000	1.a.
b. Credit card lines	RCFD3815	31,137,000	1.b.
c. Commercial real estate, construction, and land development			1.c.
1. Commitments to fund commercial real estate, construction, and land development loans secured by real estate	RCFD3816	11,960,000	1.c.1.
2. Commitments to fund commercial real estate, construction, and land development loans not secured by real estate	RCFD6550	6,868,000	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments	RCFD3818	64,671,000	1.e.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	6,242,000	2.
a. Amount of financial standby letters of credit conveyed to others	RCFD3820	1,418,000	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	7,379,000	3.
a. Amount of performance standby letters of credit conveyed to others	RCFD3822	934,000	3.a.
4. Commercial and similar letters of credit	RCFD3411	331,000	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	139,000	6.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	23

Schedule RC-L - Derivatives and Off-Balance Sheet Items
Dollar amounts in thousands	(Column A) Guarantor		(Column B) Beneficiary

7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	596,000	RCFDC969	914,000	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	0	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	29,000	RCFDC221	1,000	7.b.1.
2. Gross negative fair value	RCFDC220	2,000	RCFDC222	25,000	7.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items
Dollar amounts in thousands

8. Spot foreign exchange contracts	RCFD8765	8,181,000	8.
9. All other off-balance sheet liabilities (exclude derivatives)	RCFD3430	0	9.
a. Securities borrowed	RCFD3432	0	9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557	NR	9.f.1.
2. Amount of component	RCFD3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives)	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
11.Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	79,375,000	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	24

Schedule RC-L - Derivatives and Off-Balance Sheet Items
Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts

12. Gross amounts (e.g., notional amounts):					12.
	RCFD8693	RCFD8694	RCFD8695	RCFD8696
a. Futures contracts	78,228,000	1,001,000	0	0	12.a.
	RCFD8697	RCFD8698	RCFD8699	RCFD8700
b. Forward contracts	371,695,000	26,399,000	60,000	0	12.b.

c. Exchange-traded option contracts:					12.c.
	RCFD8701	RCFD8702	RCFD8703	RCFD8704
1. Written options	13,768,000	0	0	0	12.c.1.
	RCFD8705	RCFD8706	RCFD8707	RCFD8708
2. Purchased options	75,775,000	0	0	0	12.c.2.

d. Over-the-counter option contracts:					12.d.
	RCFD8709	RCFD8710	RCFD8711	RCFD8712
1. Written options	42,891,000	2,203,000	2,559,000	1,636,000	12.d.1.
	RCFD8713	RCFD8714	RCFD8715	RCFD8716
2. Purchased options	37,851,000	2,382,000	2,051,000	1,605,000	12.d.2.
	RCFD3450	RCFD3826	RCFD8719	RCFD8720
e. Swaps	170,078,000	15,739,000	94,000	3,726,000	12.e.
	RCFDA126	RCFDA127	RCFD8723	RCFD8724
13. Total gross notional amount of derivative contracts held for trading	272,756,000	46,588,000	4,503,000	6,931,000	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	RCFD8726	RCFD8727	RCFD8728
	517,530,000	1,136,000	261,000	36,000	14.
	RCFDA589
a. Interest rate swaps where the bank has agreed to pay a fixed rate	8,951,000				14.a.

15. Gross fair values of derivative contracts:					15.

a. Contracts held for trading:					15.a.
	RCFD8733	RCFD8734	RCFD8735	RCFD8736
1. Gross positive fair value	1,941,000	742,000	160,000	364,000	15.a.1.
	RCFD8737	RCFD8738	RCFD8739	RCFD8740
2. Gross negative fair value	1,678,000	624,000	139,000	354,000	15.a.2.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	25

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts

b. Contracts held for purposes other than trading:					15.b.
	RCFD8741	RCFD8742	RCFD8743	RCFD8744
1. Gross positive fair value	1,208,000	49,000	0	0	15.b.1.
	RCFD8745	RCFD8746	RCFD8747	RCFD8748
2. Gross negative fair value	698,000	61,000	38,000	10,000	15.b.2.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	26

Schedule RC-M - Memoranda
Dollar amounts in thousands

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	45,000	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	9	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCFD3164	17,999,000	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	18,079,000	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCFDB026	40,000	2.b.
c. All other identifiable intangible assets	RCFD5507	419,000	2.c.
d. Total	RCFD0426	18,458,000	2.d.
3. Other real estate owned:			3.
a. Direct and indirect investments in real estate ventures	RCFD5372	52,000	3.a.
b. All other real estate owned:			3.b.
1. Construction, land development, and other land in domestic offices	RCON5508	0	3.b.1.
2. Farmland in domestic offices	RCON5509	2,000	3.b.2.
3. 1-4 family residential properties in domestic offices	RCON5510	176,000	3.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCON5512	5,000	3.b.5.
6. Foreclosed properties from “GNMA loans”	RCONC979	322,000	3.b.6.
7. In foreign offices	RCFN5513	0	3.b.7.
c. Total	RCFD2150	557,000	3.c.
4. Investments in unconsolidated subsidiaries and associated companies:			4.
a. Direct and indirect investments in real estate ventures	RCFD5374	6,000	4.a.
b. All other investments in unconsolidated subsidiaries and associated companies	RCFD5375	413,000	4.b.
c. Total	RCFD2130	419,000	4.c.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCFDF055	0	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	203,000	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCFD2651	0	5.a.2.
3. Structured advances	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCFDF060	2,540,000	5.b.1.a.
b. Over one year through three years	RCFDF061	1,068,000	5.b.1.b.
c. Over three years through five years	RCFDF062	113,000	5.b.1.c.
d. Over five years	RCFDF063	3,195,000	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item5.b.(1)(a) above)	RCFDB571	2,319,000	5.b.2.
c. Total	RCFD3190	7,119,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	Yes	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.	RCFDB570	0	7.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	27

Dollar amounts in thousands

	TEXT4087	Click here for value	8.
8. Primary Internet Web site address of bank (home page), if any
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCFD4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of “Federal funds purchased in domestic offices” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	3,000	10.b.

(TEXT4087) http://www.wellsfargo.com

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual

1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans in domestic	RCON2759	RCON2769	RCON3492
offices	118,000	3,000	78,000	1.a.
	RCON3493	RCON3494	RCON3495

b. Secured by farmland in domestic offices	6,000	0	13,000	1.b.

c. Secured by 1-4 family residential properties in domestic offices:				1.c.
1. Revolving, open-end loans secured by 1-4 family residential	RCON5398	RCON5399	RCON5400
properties and extended under lines of credit	369,000	47,000	270,000	1.c.1.

2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229
a. Secured by first liens	753,000	3,941,000	163,000	1.c.2.a.
	RCONC238	RCONC239	RCONC230
b. Secured by junior liens	185,000	17,000	10,000	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in	RCON3499	RCON3500	RCON3501
domestic offices	5,000	0	3,000	1.d.
e. Secured by nonfarm nonresidential properties in domestic	RCON3502	RCON3503	RCON3504
offices	61,000	2,000	87,000	1.e.
	RCFNB572	RCFNB573	RCFNB574
f. In foreign offices	0	0	0	1.f.

2. Loans to depository institutions and acceptances of other banks:				2.
	RCFD5377	RCFD5378	RCFD5379
a. To U.S. banks and other U.S. depository institutions	0	0	0	2.a.
	RCFD5380	RCFD5381	RCFD5382
b. To foreign banks	0	0	0	2.b.
	RCFD1594	RCFD1597	RCFD1583
3. Loans to finance agricultural production and other loans to farmers.	44,000	0	31,000	3.

4. Commercial and industrial loans:				4.
	RCFD1251	RCFD1252	RCFD1253
a. To U.S. addressees (domicile)	106,000	0	203,000	4.a.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	28

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual

	RCFD1254	RCFD1255	RCFD1256
b. To non-U.S. addressees (domicile)	0	0	0	4.b.
5. Loans to individuals for household, family, and other personal
expenditures:				5.
	RCFDB575	RCFDB576	RCFDB577
a. Credit cards	125,000	122,000	0	5.a.
b. Other (includes single payment, installment, all student loans,	RCFDB578	RCFDB579	RCFDB580
and revolving credit plans other than credit cards)	954,000	290,000	35,000	5.b.
	RCFD5389	RCFD5390	RCFD5391
6. Loans to foreign governments and official institutions	0	0	0	6.
	RCFD5459	RCFD5460	RCFD5461
7. All other loans	60,000	4,000	4,000	7.

8. Lease financing receivables:				8.
	RCFD1257	RCFD1258	RCFD1259
a. Of U.S. addressees (domicile)	12,000	0	12,000	8.a.
	RCFD1271	RCFD1272	RCFD1791
b. Of non-U.S. addressees (domicile)	0	0	0	8.b.
9. Debt securities and other assets (exclude other real estate owned	RCFD3505	RCFD3506	RCFD3507
and other repossessed assets)	0	0	5,000	9.
10. Loans and leases reported in items 1 through 8 above which are	RCFD5612	RCFD5613	RCFD5614
wholly or partially guaranteed by the U.S. Government	308,000	4,059,000	30,000	10.
a. Guaranteed portion of loans and leases included in item 10 above	RCFD5615	RCFD5616	RCFD5617
(exclude rebooked “GNMA loans”)	125,000	156,000	22,000	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are	RCFDC866	RCFDC867	RCFDC868
eligible for repurchase included in item 10 above	179,000	3,903,000	0	10.b.
1. Restructured loans and leases included in Schedule RC-N, items 1	RCFD1658	RCFD1659	RCFD1661
through 8, above (and not reported in Schedule RC-C, Part I,
Memorandum item 1)	0	0	68,000	M.1.
2. Loans to finance commercial real estate, construction, and land	RCFD6558	RCFD6559	RCFD6560
development activities (not secured by real estate) included in Schedule
RC-N, items 4 and 7, above	24,000	0	5,000	M.2.
3. Loans secured by real estate to non-U.S. addressees (domicile)	RCFD1248	RCFD1249	RCFD1250
(included in Schedule RC-N, item 1, above)	0	0	0	M.3.

4. Not applicable				M.4.
5. Loans and leases held for sale (included in Schedule RC-N, items	RCFDC240	RCFDC241	RCFDC226
1 through 8, above)	349,000	29,000	71,000	M.5.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more

6. Interest rate, foreign exchange rate, and other commodity and equity
contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	29

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands

7. Additions to nonaccrual assets during the quarter	RCFDC410	822,000	M.7.
8. Nonaccrual assets sold during the quarter	RCFDC411	82,000	M.8.

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands

1. Unposted debits:			1.
a. Actual amount of all unposted debits	RCON0030	0	1.a.
b. Separate amount of unposted debits:			1.b.
1. Actual amount of unposted debits to demand deposits	RCON0031	0	1.b.1.
2. Actual amount of unposted debits to time and savings deposits	RCON0032	0	1.b.2.
2. Unposted credits:			2.
a. Actual amount of all unposted credits	RCON3510	0	2.a.
b. Separate amount of unposted credits:			2.b.
1. Actual amount of unposted credits to demand deposits	RCON3512	0	2.b.1.
2. Actual amount of unposted credits to time and savings deposits	RCON3514	0	2.b.2.
3. Uninvested trust funds (cash) held in bank’s own trust department (not included in total deposits in domestic offices)	RCON3520	0	3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):			4.
a. Demand deposits of consolidated subsidiaries	RCON2211	1,190,000	4.a.
b. Time and savings deposits of consolidated subsidiaries	RCON2351	0	4.b.
c. Interest accrued and unpaid on deposits of consolidated subsidiaries	RCON5514	0	4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:			5.
a. Demand deposits in insured branches (included in Schedules RC-E, Part II)	RCON2229	0	5.a.
b. Time and savings deposits in insured branches (included in Schedule RC-E, Part II)	RCON2383	0	5.b.
c. Interest accrued and unpaid on deposits in insured branches (included in Schedule RC-G, item 1.b.)	RCON5515	0	5.c.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:			6.
a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 7, column B)	RCON2314	0	6.a.
b. Amount reflected in time and savings deposits (included in Schedule RC-E, Part I, item 7, column A or C, but not column B)	RCON2315	0	6.b.
7. Unamortized premiums and discounts on time and savings deposits:			7.
a. Unamortized premiums	RCON5516	0	7.a.
b. Unamortized discounts	RCON5517	0	7.b.
8. Not applicable			8.
9. Deposits in lifeline accounts			9.
10. Benefit-responsive “Depository Institution Investment Contracts” (included in total deposits in domestic offices)	RCON8432	0	10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto
Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:			11.
a. Amount by which demand deposits would be reduced if the reporting bank’s reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been reported on a net basis	RCON8785	0	11.a.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	30

Dollar amounts in thousands

b. Amount by which demand deposits would be increased if the reporting bank’s reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported on a gross basis	RCONA181	0	11.b.
c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank’s net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in Schedule RC-E	RCONA182	0	11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):			12.
a. Amount of assets netted against demand deposits	RCONA527	0	12.a.
b. Amount of assets netted against time and savings deposits	RCONA528	0	12.b.
1. Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions:			M.1.
a. Deposit accounts (excluding retirement accounts) of $100,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF049	116,905,000	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $ 100,000 or less	RCONF050	NR	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $ 100,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF051	151,390,000	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF052	333479	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	3,952,000	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	NR	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	103,000	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	259	M.1.d.2.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions	RCON5597	118,080,000	M.2.

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent saving association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.

Schedule RC-P - Closed-End 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Dollar amounts in thousands

1. Retail originations during the quarter of closed-end 1-4 family residential mortgage loans for sale:			1.
a. First liens	RCFDF066	26,065,000	1.a.
b. Junior liens	RCFDF067	106,000	1.b.
2. Wholesale originations and purchases during the quarter of closed-end 1-4 family residential mortgage loans for sale:			2.
a. First liens	RCFDF068	68,755,000	2.a.
b. Junior liens	RCFDF069	493,000	2.b.
3. Closed-end 1-4 family residential mortgages sold during the quarter:			3.
a. First liens	RCFDF070	99,320,000	3.a.
b. Junior liens	RCFDF071	186,000	3.b.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	31

Dollar amounts in thousands

4. Closed-end 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. First liens	RCFDF072	32,708,000	4.a.
b. Junior liens	RCFDF073	322,000	4.b.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands

1. Total equity capital (from Schedule RC, item 28)	RCFD3210	40,270,000	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCFD8434	398,000	2.
3. Net unrealized loss on available-for-sale equity securities	RCFDA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCFD4336	53,000	4.
5. Nonqualifying perpetual preferred stock	RCFDB588	0	5.
6. Qualifying minority interests in consolidated subsidiaries	RCFDB589	61,000	6.
7. Disallowed goodwill and other disallowed intangible assets	RCFDB590	9,316,000	7.
8. Subtotal	RCFDC227	30,564,000	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCFDB591	1,342,000	9.a.
b. Disallowed deferred tax assets	RCFD5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCFDB592	0	10.
11. Tier 1 capital	RCFD8274	29,222,000	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCFD5306	9,250,000	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCFDB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCFD5310	2,213,000	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCFD2221	0	15.
16. Other Tier 2 capital components	RCFDB594	0	16.
17. Tier 2 capital	RCFD5311	11,463,000	17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCFD8275	11,463,000	18.
19. Tier 3 capital allocated for market risk	RCFD1395	0	19.
20. Deductions for total risk-based capital	RCFDB595	0	20.
21. Total risk-based capital	RCFD3792	40,685,000	21.
22. Average total assets (from Schedule RC-K, item 9)	RCFD3368	401,966,000	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCFDB590	9,316,000	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCFDB591	1,342,000	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCFD5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCFDB596	0	26.
27. Average total assets for leverage capital purposes	RCFDA224	391,308,000	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCFDC228	31,000	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCFDB503	63,000	28.b.
29. Adjustment to risk-weighted assets in item 62	RCFDB504	31,000	29.
30. Adjustment to average total assets in item 27	RCFDB505	63,000	30.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)

31. Tier 1 leverage ratio	RCFD7273	0.0746	RCFD7204	0.0747	31.
32. Tier 1 risk-based capital ratio	RCFD7274	0.0866	RCFD7206	0.0867	32.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	32

Dollar amounts in thousands	(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)

33. Total risk-based capital ratio	RCFD7275	0.1205	RCFD7205	0.1207	33.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	33

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%

	RCFD0010	RCFDC869	RCFDB600	RCFDB601		RCFDB602
34. Cash and balances due from depository institutions	16,403,000	0	3,594,000	12,809,000		0	34.
	RCFD1754	RCFDB603	RCFDB604	RCFDB605	RCFDB606	RCFDB607
35. Held-to-maturity securities	0	0	0	0	0	0	35.
	RCFD1773	RCFDB608	RCFDB609	RCFDB610	RCFDB611	RCFDB612
36. Available-for-sale securities	37,720,000	634,000	1,496,000	30,419,000	259,000	4,912,000	36.
37. Federal funds sold and securities purchased under	RCFDC225		RCFDC063	RCFDC064		RCFDB520
agreements to resell	5,271,000		0	5,271,000		0	37.
	RCFD5369	RCFDB617	RCFDB618	RCFDB619	RCFDB620	RCFDB621
38. Loans and leases held for sale	33,751,000	0	0	3,182,000	29,800,000	769,000	38.
	RCFDB528	RCFDB622	RCFDB623	RCFDB624	RCFDB625	RCFDB626
39. Loans and leases, net of unearned income	252,936,000	0	0	20,618,000	22,769,000	209,549,000	39.
	RCFD3123	RCFD3123
40. Allowance for loan and lease losses	2,088,000	2,088,000					40.
	RCFD3545	RCFDB627	RCFDB628	RCFDB629	RCFDB630	RCFDB631
41. Trading assets	3,060,000	3,060,000	0	0	0	0	41.
	RCFDB639	RCFDB640	RCFDB641	RCFDB642	RCFDB643	RCFD5339
42. All other assets	51,618,000	11,503,000	768,000	3,014,000	263,000	36,070,000	42.
	RCFD2170	RCFDB644	RCFD5320	RCFD5327	RCFD5334	RCFD5340
43. Total assets	398,671,000	13,109,000	5,858,000	75,313,000	53,091,000	251,300,000	43.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%

	RCFDB546	RCFDB547	RCFDB548	RCFDB581	RCFDB582	RCFDB583
44. Financial standby letters of credit	6,242,000	6,242,000	0	1,418,000	0	4,824,000	44.
	RCFD3821	RCFDB650	RCFDB651	RCFDB652	RCFDB653	RCFDB654
45. Performance standby letters of credit	7,379,000	3,689,500	0	467,000	0	3,222,500	45.
	RCFD3411	RCFDB655	RCFDB656	RCFDB657	RCFDB658	RCFDB659
46. Commercial and similar letters of credit	331,000	66,200	0	0	0	66,200	46.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 34

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%

47. Risk participations in bankers acceptances acquired by the reporting institution	RCFD3429	RCFDB660	RCFDB661	RCFDB662		RCFDB663
	0	0	0	0		0	47.
	RCFD3433	RCFDB664	RCFDB665	RCFDB666	RCFDB667	RCFDB668
48. Securities lent	139,000	139,000	0	139,000	0	0	48.
49. Retained recourse on small business obligations sold with recourse	RCFDA250	RCFDB669	RCFDB670	RCFDB671	RCFDB672	RCFDB673
	0	0	0	0	0	0	49.

50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement

	RCFDB541	RCFDB542				RCFDB543
	28,000	232,000				232,000	50.
	RCFDB675	RCFDB676	RCFDB677	RCFDB678	RCFDB679	RCFDB680
51. All other financial assets sold with recourse	551,000	551,000	0	0	0	551,000	51.
	RCFDB681	RCFDB682	RCFDB683	RCFDB684	RCFDB685	RCFDB686
52. All other off-balance sheet liabilities	84,000	84,000	0	34,000	0	50,000	52.
53. Unused commitments with an original maturity exceeding one year	RCFD3833	RCFDB687	RCFDB688	RCFDB689	RCFDB690	RCFDB691
	63,159,000	31,579,500	0	30,000	1,274,000	30,275,500	53.
		RCFDA167	RCFDB693	RCFDB694	RCFDB695
54. Derivative contracts		8,378,000	515,000	5,671,000	2,192,000		54.
55. Total assets, derivatives, and off-balance sheet items by risk weight category			RCFDB696	RCFDB697	RCFDB698	RCFDB699
			6,373,000	83,072,000	56,557,000	290,521,200	55.

56. Risk weight factor							56.
			RCFDB700	RCFDB701	RCFDB702	RCFDB703
57. Risk-weighted assets by risk weight category			0	16,614,400	28,278,500	290,521,200	57.
						RCFD1651
58. Market risk equivalent assets						1,704,000	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						RCFDB704
						337,118,100	59.
						RCFDA222
60. Excess allowance for loan and lease losses						0	60.
						RCFD3128
61. Allocated transfer risk reserve						0	61.
						RCFDA223
62. Total risk-weighted assets						337,118,100	62.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 35

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands

1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCFD8764	4,389,000	M.1.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) With a remaining maturity of one year or less	(Column B) With a remaining maturity of over one year through five years	(Column C) With a remaining maturity of over five years

2. Notional principal amounts of derivative contracts:				M.2.
	RCFD3809	RCFD8766	RCFD8767
a. Interest rate contracts	474,907,000	84,459,000	96,033,000	M.2.a.
	RCFD3812	RCFD8769	RCFD8770
b. Foreign exchange contracts	24,998,000	6,663,000	10,259,000	M.2.b.
	RCFD8771	RCFD8772	RCFD8773
c. Gold contracts	0	0	0	M.2.c.
	RCFD8774	RCFD8775	RCFD8776
d. Other precious metals contracts	0	0	0	M.2.d.
	RCFD8777	RCFD8778	RCFD8779
e. Other commodity contracts	1,484,000	3,829,000	18,000	M.2.e.
	RCFDA000	RCFDA001	RCFDA002
f. Equity derivative contracts	745,000	1,367,000	93,000	M.2.f.

g. Credit derivative contracts:				M.2.g.
	RCFDC980	RCFDC981	RCFDC982
1. Investment grade	551,000	849,000	109,000	M.2.g.1.
	RCFDC983	RCFDC984	RCFDC985
2. Subinvestment grade	0	0	0	M.2.g.2.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 36

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets

1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705	RCFDB706	RCFDB707	RCFDB708	RCFDB709	RCFDB710	RCFDB711
	200,401,000	0	0	0	156,000	0	23,912,000	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:
								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCFDB712	RCFDB713	RCFDB714	RCFDB715	RCFDB716	RCFDB717	RCFDB718
	0	0	0	0	4,000	0	0	2.a.
b. Subordinated securities and other	RCFDC393	RCFDC394	RCFDC395	RCFDC396	RCFDC397	RCFDC398	RCFDC399
residual interests	0	0	0	0	0	0	0	2.b.
c. Standby letters of credit and other	RCFDC400	RCFDC401	RCFDC402	RCFDC403	RCFDC404	RCFDC405	RCFDC406
enhancements	0	0	0	0	0	0	0	2.c.
3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCFDB726	RCFDB727	RCFDB728	RCFDB729	RCFDB730	RCFDB731	RCFDB732
	0	0	0	0	0	0	0	3.

4. Past due loan amounts included in item 1:								4.
	RCFDB733	RCFDB734	RCFDB735	RCFDB736	RCFDB737	RCFDB738	RCFDB739
a. 30-89 days past due	7,054,000	0	0	0	9,000	0	64,000	4.a.
	RCFDB740	RCFDB741	RCFDB742	RCFDB743	RCFDB744	RCFDB745	RCFDB746
b. 90 days or more past due	2,391,000	0	0	0	7,000	0	93,000	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
								5.
	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
a. Charge-offs	0	0	0	0	0	0	20,000	5.a.
	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
b. Recoveries	0	0	0	0	0	0	51,000	5.b.

6. Amount of ownership (or seller's) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCFDB761	RCFDB762			RCFDB763
		0	0			0		6.a.

WELLS FARGO BANK, NATIONAL ASSOCIATION RSSD-ID 451965 Last Updated on 1/30/2007	FFIEC 031 Quarter End Date 12/31/2006 37

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets

		RCFDB500	RCFDB501			RCFDB502
b. Loans (included in Schedule RC-C)		0	0			0		6.b.

7. Past due loan amounts included in interests reported in item 6.a:								7.
		RCFDB764	RCFDB765			RCFDB766
a. 30-89 days past due		0	0			0		7.a.
		RCFDB767	RCFDB768			RCFDB769
b. 90 days or more past due		0	0			0		7.b.

8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
		RIADB770	RIADB771			RIADB772
a. Charge-offs		0	0			0		8.a.
		RIADB773	RIADB774			RIADB775
b. Recoveries		0	0			0		8.b.
	RCFDB776	RCFDB777	RCFDB778	RCFDB779	RCFDB780	RCFDB781	RCFDB782
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	0	0	0	0	0	0	0	9.
	RCFDB783	RCFDB784	RCFDB785	RCFDB786	RCFDB787	RCFDB788	RCFDB789
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	0	0	0	0	0	0	0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790	RCFDB791	RCFDB792	RCFDB793	RCFDB794	RCFDB795	RCFDB796
	0	0	0	0	0	0	551,000	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to	RCFDB797	RCFDB798	RCFDB799	RCFDB800	RCFDB801	RCFDB802	RCFDB803

assets reported in item 11	0	0	0	0	0	0	551,000	12.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	38

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands

1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCFDA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCFDA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others:			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	109,000	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	1,171,151,000	M.2.b.
c. Other financial assets (includes home equity lines)	RCFDA591	137,974,000	M.2.c.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company..	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company..	RCFDB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands

1. Does the institution have fiduciary powers?	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule?	RCFDB867	Yes	3.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	39

Schedule RC-T - Fiduciary and Related Services

		Dollar amounts in thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts

			RCFDB868	RCFDB869	RCFDB870	RCFDB871
4.	Personal trust and agency accounts		38,317,000	3,480,000	35889	1201	4.

5.	Retirement related trust and agency accounts:						5.
			RCFDB872	RCFDB873	RCFDB874	RCFDB875
	a.	Employee benefit - defined contribution	1,170,000	66,141,000	525	10396	5.a.
			RCFDB876	RCFDB877	RCFDB878	RCFDB879
	b.	Employee benefit - defined benefit	13,244,000	37,702,000	388	1537	5.b.
			RCFDB880	RCFDB881	RCFDB882	RCFDB883
	c.	Other retirement accounts	2,744,000	427,000	5059	722	5.c.
			RCFDB884	RCFDB885	RCFDC001	RCFDC002
6.	Corporate trust and agency accounts		592,000	226,665,000	74	41810	6.
			RCFDB886		RCFDB888
7.	Investment management agency accounts		30,544,000		9247		7.
			RCFDB890	RCFDB891	RCFDB892	RCFDB893
8.	Other fiduciary accounts		17,378,000	17,483,000	10580	84068	8.
			RCFDB894	RCFDB895	RCFDB896	RCFDB897
9.	Total fiduciary accounts		103,989,000	351,898,000	61762	139734	9.
				RCFDB898		RCFDB899
10.	Custody and safekeeping accounts			267,459,000		9774	10.
			RCFNB900	RCFNB901	RCFNB902	RCFNB903
11.	Fiduciary accounts held in foreign offices (included in items 9 and 10)		0	0	0	0	11.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	40

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands

12. Personal trust and agency accounts	RIADB904	CONF	12.
13. Retirement related trust and agency accounts:			13.
a. Employee benefit - defined contribution	RIADB905	CONF	13.a.
b. Employee benefit - defined benefit	RIADB906	CONF	13.b.
c. Other retirement accounts	RIADB907	CONF	13.c.
14. Corporate trust and agency accounts	RIADA479	CONF	14.
15. Investment management agency accounts	RIADB908	CONF	15.
16. Other fiduciary accounts	RIADA480	CONF	16.
17. Custody and safekeeping accounts	RIADB909	CONF	17.
18. Other fiduciary and related services income	RIADB910	CONF	18.
19. Total gross fiduciary and related services income	RIAD4070	982,000	19.
a. Fiduciary and related services income - foreign offices (included in item 19)	RIADB912	CONF	19.a.
20. Expenses	RIADC058	CONF	20.
21. Net losses from fiduciary and related services	RIADA488	CONF	21.
22. Intracompany income credits for fiduciary and related services	RIADB911	CONF	22.
23. Net fiduciary and related services income	RIADA491	CONF	23.
1. Managed assets held in personal trust and agency accounts:			M.1.
a. Noninterest-bearing deposits	RCFDB913	-17,000	M.1.a.
b. Interest-bearing deposits	RCFDB914	25,000	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDB915	2,150,000	M.1.c.
d. State, county and municipal obligations	RCFDB916	4,906,000	M.1.d.
e. Money market mutual funds	RCFDB917	2,000	M.1.e.
f. Other short-term obligations	RCFDB918	98,000	M.1.f.
g. Other notes and bonds	RCFDB919	929,000	M.1.g.
h. Common and preferred stocks	RCFDB920	27,516,000	M.1.h.
i. Real estate mortgages	RCFDB921	98,000	M.1.i.
j. Real estate	RCFDB922	2,230,000	M.1.j.
k. Miscellaneous assets	RCFDB923	380,000	M.1.k.
l. Total managed assets held in personal trust and agency accounts	RCFDB868	38,317,000	M.1.l.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding

2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	108915	RCFDB928	2,368,506,000	M.2.a.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	15259			M.2.b.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets

3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCFDB931	12	RCFDB932	1,940,000	M.3.a.
b. International/Global equity	RCFDB933	4	RCFDB934	308,000	M.3.b.
c. Stock/Bond blend	RCFDB935	3	RCFDB936	607,000	M.3.c.
d. Taxable bond	RCFDB937	23	RCFDB938	19,881,000	M.3.d.
e. Municipal bond	RCFDB939	7	RCFDB940	1,040,000	M.3.e.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	41

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets

f. Short term investments/Money market	RCFDB941	2	RCFDB942	1,000	M.3.f.
g. Specialty/Other	RCFDB943	3	RCFDB944	1,025,000	M.3.g.
h. Total collective investment funds	RCFDB945	54	RCFDB946	24,802,000	M.3.h.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts	(Column B) Gross Losses Non-Managed Accounts	(Column C) Recoveries

4. Fiduciary settlements, surcharges, and other losses:				M.4.
	RIADB947	RIADB948	RIADB949
a. Personal trust and agency accounts	CONF	CONF	CONF	M.4.a.
	RIADB950	RIADB951	RIADB952
b. Retirement related trust and agency accounts	CONF	CONF	CONF	M.4.b.
	RIADB953	RIADB954	RIADB955
c. Investment management agency accounts	CONF	CONF	CONF	M.4.c.
	RIADB956	RIADB957	RIADB958
d. Other fiduciary accounts and related services	CONF	CONF	CONF	M.4.d.
	RIADB959	RIADB960	RIADB961
e. Total fiduciary settlements, surcharges, and other losses	CONF	CONF	CONF	M.4.e.

General Instructions

Dollar amounts in thousands

1. Who Must Report on What Forms	1.
a. Close of Business	1.a.
b. Frequency of Reporting	1.b.
c. Differences in Detail of Reports	1.c.
d. Shifts in Reporting Status	1.d.
2. Organization of the Instruction Books	2.
3. Preparation of the Reports	3.
4. Signatures	4.
a. Officer Declaration	4.a.
b. Director Attestation	4.b.
5. Submission of the Reports	5.
a. Submission Date	5.a.
b. Amended Reports	5.b.
6. Retention of Reports	6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports	7.
a. Exclusions from the Coverage of the Consolidated Report	7.a.
8. Rules of Consolidation	8.
9. Reporting by Type of Office (For banks with foreign offices)	9.
10. Publication Requirements for the Report of Condition	10.
11. Release of Individual Bank Reports	11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements	12.
13. Accrual Basis Reporting	13.
14. Miscellaneous General Instructions	14.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	42

Dollar amounts in thousands

a. Rounding	14.a.
b. Negative Entries	14.b.
c. Verification	14.c.
d. Transactions Occurring Near the End of a Reporting Period	14.d.
15. Separate Branch Reports	15.

Glossary

Dollar amounts in thousands

1. Glossary	1.
2. Acceptances	2.
3. Accounting Changes	3.
4. Accounting Errors, Corrections of	4.
5. Accounting Estimates, Changes in	5.
6. Accounting Principles, Changes in	6.
7. Accrued Interest Receivable Related to Credit Card Securitizations	7.
8. Acquisition, Development, or Construction (ADC) Arrangements	8.
9. Agreement Corporation	9.
10. Allowance for Loan and Lease Losses	10.
11. Applicable Income Taxes	11.
12. Associated Company	12.
13. ATS Account	13.
14. Bankers Acceptances	14.
a. Bank-Owned Life Insurance	14.a.
15. Banks, U.S. and Foreign	15.
16. Banks in Foreign Countries	16.
17. Bill-of-Lading Draft	17.
18. Borrowings and Deposits in Foreign Offices	18.
19. Brokered Deposits	19.
20. Broker’s Security Draft	20.
21. Business Combinations	21.
22. Call Option	22.
23. Capitalization of Interest Costs	23.
24. Carrybacks and Carryforwards	24.
25. Cash Management Arrangements	25.
26. Certificate of Deposit	26.
27. Changes in Accounting Estimates	27.
28. Changes in Accounting Principles	28.
29. Clearing Accounts	29.
30. Commercial Banks in the U.S.	30.
31. Commercial Letter of Credit	31.
32. Commercial Paper	32.
33. Commodity or Bill-of-Lading Draft	33.
34. Common Stock of Unconsolidated Subsidaries, Investments in	34.
35. Continuing Contract	35.
36. Corporate Joint Venture	36.
37. Corrections of Accounting Errors	37.
38. Coupon Stripping, Treasury Receipts, and STRIPS	38.
39. Custody Account	39.
40. Dealer Reserve Account	40.
a. Deferred Compensation Agreements	40.a.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	43

Dollar amounts in thousands

41. Deferred Income Taxes	41.
42. Demand Deposits	42.
43. Depository Institutions in the U.S.	43.
44. Deposits	44.
45. Derivative Contracts	45.
a. Discounts	45.a.
46. Dividends	46.
47. Domestic Office	47.
48. Domicile	48.
49. Due Bills	49.
50. Edge and Agreement Corporation	50.
a. Equity-Indexed Certificates of Deposit	50.a.
51. Equity Method of Accounting	51.
52. Extinguishments of Liabilities	52.
53. Extraordinary Items	53.
54. Fails	54.
55. Federal Funds Transactions	55.
56. Federally-Sponsored Lending Agency	56.
57. Fees, Loan	57.
58. Foreclosed Assets	58.
59. Foreign Banks	59.
60. Foreign Currency Transactions and Translation	60.
61. Foreign Debt Exchange Transactions	61.
62. Foreign Governments and Official Institutions	62.
63. Foreign Office	63.
64. Forward Contracts	64.
65. Functional Currency	65.
66. Futures Contracts	66.
67. Goodwill	67.
68. Hypothecated Deposit	68.
69. IBF	69.
70. Income Taxes	70.
71. Intangible Assets	71.
72. Interest-Bearing Account	72.
73. Interest Capitalization	73.
74. Interest Rate Swaps	74.
75. Internal-Use Computer Software	75.
76. International Banking Facility (IBF)	76.
77. Interoffice Accounts	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	78.
79. Joint Venture	79.
80. Lease Accounting	80.
81. Letter of Credit	81.
82. Limited-Life Preferred Stock	82.
83. Loan	83.
84. Loan Fees	84.
85. Loan Impairment	85.
86. Loan Secured by Real Estate	86.
87. Loss Contingencies	87.
88. Majority-Owned Subsidiary	88.
89. Mandatory Convertible Debt	89.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	44

Dollar amounts in thousands

90. Market Value of Securities	90.
91. Mergers	91.
92. Money Market Deposit Account (MMDA)	92.
93. Nonaccrual Status	93.
94. Noninterest-Bearing Account	94.
95. Nontransaction Account	95.
96. NOW Account	96.
97. Offsetting	97.
98. One-Day Transaction	98.
99. Option	99.
100. Organization Costs	100.
101. Other Depository Institutions in the U.S.	101.
102. Other Real Estate Owned	102.
103. Overdraft	103.
104. Participations	104.
105. Participations in Acceptances	105.
106. Participations in Pools of Securities	106.
107. Pass-through Reserve Balances	107.
108. Perpetual Preferred Stock	108.
109. Placements and Takings	109.
110. Pooling of Interests	110.
111. Preauthorized Transfer Account	111.
112. Preferred Stock	112.
113. Premiums and Discounts	113.
114. Purchase Acquisition	114.
a. Purchased Impaired Loans and Debt Securities	114.a.
115. Put Option	115.
116. Real Estate ADC Arrangements	116.
117. Real Estate, Loan Secured By	117.
118. Reciprocal Balances	118.
119. Renegotiated Troubled Debt	119.
120. Reorganizations	120.
121. Repurchase/Resale Agreements	121.
122. Reserve Balances, Pass-through	122.
123. Retail Sweep Arrangements	123.
124. Sales of Assets for Risk-Based Capital Purposes	124.
125. Savings Deposits	125.
126. Securities Activities	126.
127. Securities Borrowing/Lending Transactions	127.
128. Securities, Participations in Pools of	128.
129. Servicing Assets and Liabilities	129.
130. Settlement Date Accounting	130.
131. Shell Branches	131.
132. Short Position	132.
133. Significant Subsidary	133.
134. Standby Letter of Credit	134.
135. Start-Up Activities	135.
136. STRIPS	136.
137. Subordinated Notes and Debentures	137.
138. Subsidiaries	138.
139. Suspense Accounts	139.

WELLS FARGO BANK, NATIONAL ASSOCIATION	FFIEC 031
RSSD-ID 451965	Quarter End Date 12/31/2006
Last Updated on 1/30/2007	45

Dollar amounts in thousands

140. Syndications	140.
141. Telephone Transfer Account	141.
142. Term Federal Funds	142.
143. Time Deposits	143.
144. Trade Date and Settlement Date Accounting	144.
145. Trading Account	145.
146. Transction Account	146.
147. Transfers of Financial Assets	147.
148. Traveler’s Letter of Credit	148.
149. Treasury Receipts	149.
150. Treasury Stock	150.
151. Troubled Debt Restructurings	151.
152. Trust Preferred Securities	152.
153. U.S. Banks	153.
154. U.S. Territories and Possessions	154.
155. Valuation Allowance	155.
156. When-Issued Securities Transactions	156.